Exhibit 21

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                    SUBSIDIARIES OF FIRST HEALTH GROUP CORP.


 First Health Strategies, Inc.                   First Health Insurance Services, Inc.
 Incorporated in Delaware                        Incorporated in Illinois

 First Health Services Corporation               First Health Benefits Administrators Corp.
 Incorporated in Virginia                        Incorporated in Illinois

 First Health Life & Health Insurance Company    American Life and Health Insurance Company
 Incorporated in Texas                           Incorporated in Missouri

 First Health Realty, Inc.                       First Health Strategies of Ohio, Inc.
 Incorporated in Utah                            Incorporated in Ohio

 First Health Services of Arkansas, Inc.         Cambridge Life Insurance Company
 Incorporated in Arkansas                        Incorporated in Missouri

 U.S. Administrators, Inc.                       CHP Administration, Inc.
 Incorporated in California                      Incorporated in California

 First Peer Review of New Mexico, Inc.           First Health Strategies of Utah, Inc.
 Incorporated in Delaware                        Incorporated in Utah

 First Health Strategies of Texas, Inc.          First Health Insurance Agency, Inc.
 Incorporated in Texas                           Incorporated in Ohio

 First Health Strategies of New Mexico, Inc.     First Health Services of Tennessee, Inc.
 Incorporated in New Mexico                      Incorporated in Tennessee

 First Health Strategies of Pennsylvania Inc.    First Health Services of Florida, Inc.
 Incorporated in Pennsylvania                    Incorporated in Delaware

 Midwest Benefits Corporation                    First Health Services of Montana, Inc.
 Incorporated in Michigan                        Incorporated in Delaware

 First Peer Review of Tennessee, Inc.            First Peer Review of Oregon
 Incorporated in Delaware                        Incorporated in Delaware

 First Peer Review of Illinois                   First Peer Review of Michigan, Inc.
 Incorporated in Delaware                        Incorporated in Delaware

 First Peer Review of Wisconsin, Inc.            First Peer Review of Ohio, Inc.
 Incorporated in Delaware                        Incorporated in Delaware

 First Peer Review of Colorado                   First Peer Review of Arizona, Inc.
 Incorporated in Delaware                        Incorporated in Delaware
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